                                                                       EXHIBIT 1


                                                               [DEBT SECURITIES]

                             UNDERWRITING AGREEMENT
                               [TITLE OF SECURITY]
                                   [MATURITY]

                                                            ___________ __, 199_

SouthTrust Corporation
420 North 20th Street
34th Floor, SouthTrust Tower
Birmingham, Alabama 35203

Ladies and Gentlemen:

                  We, acting as representatives (the "Representatives") of the several underwriters named herein (the "Underwriters"), understand that SouthTrust Corporation, a Delaware corporation (the "Company"), proposes to issue and sell [up to] an aggregate principal amount of $ _______________ of the above-captioned ____________ (the "Underwritten Securities"). The terms of the Underwritten Securities are set forth in the Registration Statement on Form S-3 (Registration No. 333-_______) and Basic Prospectus (as defined in the provisions incorporated herein by reference), as supplemented by any Prospectus Supplement relating to the Underwritten Securities dated subsequent to the date of the Basic Prospectus (the Basic Prospectus together with any such Prospectus Supplement being hereinafter referred to as the "Prospectus").

                  All the provisions (including defined terms) contained in the document entitled SouthTrust Corporation Underwriting Agreement Standard Provisions (February 1997) (the "Standard Provisions") heretofore delivered by the Underwriters, receipt of which is hereby acknowledged, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Underwriting Agreement (the "Agreement") to the same extent as if such provisions had been set forth in full herein. The Delivery Date referred to in
Section 4 of the Standard Provisions shall be __________ __, 199_.

                  Subject to the terms and conditions set forth herein or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the Underwritten Securities at a price equal to ______% of their aggregate principal amount plus accrued interest or accrued amortization of original issue discount, if any, from ________ __, 199_, to the date of payment and delivery, in the amounts set forth below opposite their names:

                                                                                        Principal Amount of Debt
                                                                                              Securities
Name                                                                                        To Be Purchased
----                                                                                        ---------------
 .................................................................                        $

 .................................................................

 .................................................................

                                 Total...........................                        $
                                                                                          ----------


                  The Underwriters will offer the Underwritten Securities for sale upon the terms and conditions set forth in the Prospectus.

                  The Underwriters will pay for the Underwritten Securities at the time and place and in the manner set forth in the provisions incorporated herein by reference, except as amended herein.

                  Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below and returning the signed copy to us.

                                Very truly yours,

                                [LEAD MANAGER]

                                By
                                   ------------------------------------
                                   Its
                                      ---------------------------------
                                   Acting on behalf of itself and
                                   the Underwriters named above

Accepted:

SOUTHTRUST CORPORATION

By
   --------------------------
    Its
       -----------------------

                                                             [EQUITY SECURITIES]

                             UNDERWRITING AGREEMENT
                               [TITLE OF SECURITY]

                                                              _________ __, 199_

SouthTrust Corporation
420 North 20th Street
34th Floor, SouthTrust Tower
Birmingham, Alabama 35203

Ladies and Gentlemen:

                  We, acting as representatives (the "Representatives") of the several underwriters named herein (the "Underwriters"), understand that SouthTrust Corporation, a Delaware corporation (the "Company"), proposes to issue and sell ____________ shares of its ___________ stock, par value $ _____ per share, at a public offering price of $ _____ per share (the "Firm Securities"). We further understand that the Company proposes to grant to the Underwriters an option exercisable by the Representatives, to purchase up to _________ additional shares of its ______ stock (the "Option Securities") at the same price per share as determined for the Firm Securities. The Firm Securities and the Option Securities are hereinafter referred to as the "Underwritten Securities". The terms of the Underwritten Securities are set forth in the Registration Statement on Form S-3 (Registration No. 333-_________) and Basic Prospectus (as defined in the provisions incorporated herein by reference), as supplemented by any Prospectus Supplement relating to the Underwritten Securities dated subsequent to the date of the Basic Prospectus (the Basic Prospectus together with any such Prospectus Supplement being hereinafter referred to as the "Prospectus").

                  All the provisions (including defined terms) contained in the document entitled SouthTrust Corporation Underwriting Agreement Standard Provisions (February 1997) (the "Standard Provisions") heretofore delivered by the Underwriters, receipt of which is hereby acknowledged, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Underwriting Agreement (the "Agreement") to the same extent as if such provisions had been set forth in full herein. The Delivery Date referred to in
Section 4 of the Standard Provisions shall be _______ __, 199_.

                  Subject to the terms and conditions set forth herein or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the Firm Securities at a purchase price of $ _______ per share, equal to ______% of the public offering price, in the amounts set forth below opposite their names:

                                                                                    Number of Shares
Name                                                                                To Be Purchased
----                                                                                ---------------
 ...............................................................................

 ...............................................................................

 ...............................................................................

                                               Total...........................                        Shares
                                                                                    -------------------------


                  The Company hereby grants the Underwriters an option to purchase all or any portion of the Option Securities. The option to purchase the Option Securities will expire 30 days after the date hereof, and may be exercised, in whole or in part (but not more than once), only for the purpose of covering over-allotments upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option, and the time and date of payment and delivery thereof. If the option is exercised as to all or any portion of the Option Securities, the Option Securities as to which the option is exercised shall be purchased by the Underwriters severally and not jointly, in proportion to, as nearly as practicable, their respective Firm Securities underwriting obligations as set forth above.

                  [During the period beginning on the date hereof and continuing to and including the date 90 days after the date of the Prospectus, the Company will not offer, sell, contract to sell or otherwise dispose of any shares of its capital stock, or securities exchangeable or convertible or exercisable for its capital stock (other than the Securities to be sold to the Underwriters) without the prior written consent of the Representatives, except in connection with (i) the exercise of conversion rights outstanding on the date hereof, (ii) the exercise of employee stock options outstanding on the date hereof or pursuant to the Company's dividend reinvestment plan or other employee benefit plan existing on the date hereof, and (iii) acquisitions by the Company.]

                  The Underwriters will offer the Underwritten Securities for sale upon the terms and conditions set forth in the Prospectus.

                  The Underwriters will pay for the Underwritten Securities at the time and place and in the manner set forth in the provisions incorporated herein by reference, except as amended herein.

                  Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below and returning the signed copy to us.

                                Very truly yours,

                                [LEAD MANAGER]

                                By
                                   -------------------------------------
                                   Its
                                      ----------------------------------
                                   Acting on behalf of itself and
                                   the Underwriters named above



Accepted:

SOUTHTRUST CORPORATION

By
  -----------------------------
  Its
     --------------------------

                             SOUTHTRUST CORPORATION

                             Underwriting Agreement
                               Standard Provisions

                                 (February 1997)

                             -----------------------


                  SOUTHTRUST CORPORATION, a Delaware corporation (the "Company"), may from time to time enter into one or more underwriting agreements that provide for the sale of its debt securities and convertible debt securities, (together, the "Debt Securities"), common stock, par value $2.50 per share (the "Common Stock") and/or preferred stock, par value $1.00 per share (the "Preferred Stock"), registered under the registration statement referred to in Paragraph 1(a) hereof (collectively, the "Securities"). Any Debt Securities issued will be issued under either (i) a Senior Debt Indenture or (ii) a Subordinate Debt Indenture (each an "Indenture"). The Indenture under which the Debt Securities are issued and the Trustee thereunder will be identified in any applicable Prospectus (as herein defined) and all references herein to "Indenture" and "Trustee" shall be deemed to mean the Indenture (together with any amendments or supplemental indentures thereto) and the Trustee so identified in the Prospectus. The Debt Securities will have varying maturities, interest rates, interest payment dates, redemption provisions, conversion provisions, selling prices and other terms, with all such terms for any particular offering to be determined at the time of sale. The Preferred Stock will be issued in one or more series, which series may vary as to voting rights, dividends, optional and mandatory redemption provisions, liquidation preference and conversion or exchange provisions, if any, and any other terms, with all such terms for any particular series or issue of the Preferred Stock being determined at the time of issue. The standard provisions set forth herein may be incorporated by reference in any underwriting agreement relating to an offering of the Securities (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as "this Agreement." Unless otherwise deemed herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Securities involved in any such offering are hereinafter referred to as the "Underwritten Securities," the firms which agree to purchase the same are hereinafter referred to as the "Underwriters" of such Underwritten Securities and the representatives of the Underwriters named in the Underwriting Agreement are hereinafter referred to as the "Managing Underwriters." The Underwritten Securities to be purchased from the Company on the Delivery Date (as hereinafter defined) are called the "Immediate Delivery Underwritten Securities."

                  1.       The Company represents and warrants that:

                  (a) A registration statement on Form S-3 (Registration No. 333-________) with respect to the Securities, more particularly described in the Underwriting Agreement into which the standard provisions set forth herein are incorporated by reference, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has become effective. As used in this Agreement, "Registration Statement" means that registration statement, as amended or supplemented at the date of this Agreement, including the material incorporated therein by reference and exhibits and financial statements, and, in the event any post-effective amendment thereto becomes effective prior to the Delivery Date (as hereinafter defined), shall also mean such registration statement as so amended; "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement at the effective date; "Prospectus" means the Basic Prospectus, together with any prospectus amendment or supplement (each, a "Prospectus Supplement"), whether in preliminary or final form (including in each case all documents incorporated therein by reference), specifically relating to the Underwritten Securities, as filed with, or mailed for filing to, the Commission pursuant to paragraph (b) or (c) of Rule 424 of the Rules and Regulations (each such Prospectus in preliminary form being hereinafter referred to as a "Preliminary Prospectus"); and "effective date" of the Registration Statement means each date on which the Registration Statement and any post-effective amendment or amendments thereto (including the date of filing of the Company's Annual Report on Form 10-K) became or become effective. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, or the date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement, or the date of such Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. The Commission has not issued any order preventing or suspending the use of the Prospectus.

                  (b) The Registration Statement and the Prospectus conform, and each amendment or supplement to the Registration Statement or the Prospectus prior to the termination of the offering of the Underwritten Securities will conform, in all material respects with the requirements of the Act and the Rules and Regulations and the Exchange Act, and the rules and regulations of the Commission thereunder; and the Registration Statement and the Prospectus do not, and any amendment or supplement thereto prior to the termination of the offering of the Underwritten Securities will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading provided that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use therein.

                  (c) The documents filed with the Commission pursuant to the Exchange Act and incorporated by reference into the Prospectus conform, and any further documents so filed and incorporated by reference into the Prospectus or any amendment or supplement to the Prospectus prior to the termination of the offering of the Underwritten Securities, when filed with the Commission pursuant to the Exchange Act, will conform, with the applicable requirements of the Exchange Act and the rules and regulations thereunder; and none of such documents contains or will, when so filed, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The financial statements incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (it being understood that the financial statements of the Company that appear in the

         Prospectus Supplement and any interim financial statements incorporated by reference in the Prospectus Supplement are not audited). The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in or incorporated by reference into the Registration Statement.

                  (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated in such documents or incorporated by reference therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (ii) no transactions have been entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (iii) except for quarterly dividends on the Common Stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (f) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  2. If the Prospectus or any Prospectus Supplement so provides, the Underwriters may solicit offers to purchase Underwritten Securities by institutional investors for delayed delivery pursuant to contracts substantially in the form of Exhibit A, Exhibit B or Exhibit C attached hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The Company shall have the right, in its sole discretion, to approve or disapprove each such institutional investor.

                  The Company will pay to the Managing Underwriters for the account of the Underwriters, contemporaneously with the purchase on the Delivery Date by the Underwriters of the Immediate Delivery Underwritten Securities pursuant to this Agreement, the compensation specified herein for arranging the sale of Underwritten Securities pursuant to Delayed Delivery Contracts, which shall be equal to a percentage of the aggregate principal amount of the Underwritten Securities for which Delayed Delivery Contracts have been made (the "Delayed Delivery Underwritten Securities"). The Underwriters shall have no responsibility in respect of the validity or performance of the Delayed Delivery Contracts.

                  3. The Company shall not be obligated to deliver any Underwritten Securities except upon payment for all the Immediate Delivery Underwritten Securities to be purchased hereunder as hereinafter provided.

                  4. The Immediate Delivery Underwritten Securities shall be delivered in temporary or definitive form by the Company to the Managing Underwriters for the account of the Underwriters, against payment of the purchase price therefor by each Underwriter or on its behalf by certified or official bank check or by wire transfer of federal (same-day) funds, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such other time and date as the Managing Underwriters and the Company mutually agree, such time and date herein called the "Delivery Date."

                  5.  The Company agrees:

                  (a) To furnish promptly to the Managing Underwriters and to counsel for the Underwriters a copy of the Registration Statement and the Prospectus, including all documents incorporated in the Prospectus by reference and all consents and exhibits filed therewith;

                  (b) To furnish the Underwriters with copies of the Prospectus (including the documents incorporated by reference therein) in such quantities as the Managing Underwriters may reasonably request; provided, however, that in case the Company is required to deliver copies of the Prospectus to any Underwriter, other than pursuant to subsection (f) of this Section 5, for use in connection with sales of Underwritten Securities, at any time nine months or more after the date of this Agreement, copies of such Prospectus will be furnished at the expense of such Underwriter;

                  (c) To file promptly all reports and definitive proxy statements or information statements required to be filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act during such period following the date of this Agreement as a Prospectus is required to be delivered in connection with the offering and sale of the Underwritten Securities;

                  (d) To advise the Managing Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, and of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus;

                  (e) Promptly from time to time to take such action as the Managing Underwriters may reasonably request to qualify the Underwritten Securities for offering and sale under the securities laws of such jurisdictions as the Managing Underwriters may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (f) Prior to the termination of the offering of the Underwritten Securities, to notify the Managing Underwriters promptly of any proposed amendment or supplement to the Registration Statement or the Prospectus and furnish the Managing Underwriters with a copy for their review prior to filing, and not to file any such amendment or supplement which shall reasonably be disapproved by the Managing Underwriters promptly after such notification; if at any time during such period following the date of the Agreement a Prospectus Supplement is required to be delivered in connection with the offering and sale of the Underwritten Securities, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Managing Underwriters and, upon the request of the Managing Underwriters, to amend or supplement the Prospectus or file such document and to notify the Managing Underwriter of the effectiveness of such amendment or supplement and to prepare and furnish, without charge to each Underwriter and to any dealer in securities, as many copies as the Managing Underwriters may from time to time reasonably request of a supplement to the Prospectus or any applicable Prospectus Supplement which will correct such statement or omission or effect such compliance;

                  (g) To make generally available to the holders of Underwritten Securities as soon as practicable an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and Rule 158 thereunder and covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement;

                  (h) To pay or cause to be paid all expenses incident to the performance of its obligations hereunder, including the printing and filing of the Registration Statement as originally filed and of each amendment thereto, the cost of all qualifications of the Underwritten Securities under the securities laws of such jurisdictions as the Managing Underwriters may have reasonably requested (including the fees and disbursements of counsel to the Underwriters in connection with such qualifications and in connection with legal investment surveys) and the cost of printing this Agreement, any fees charged by securities rating services for rating the Underwritten Securities, and any incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities;

                           (i) During the period prior to the earlier of the
                  Delivery Date and the date on which any price restrictions on the sale of the Underwritten Securities are terminated, not to offer or sell, or to cause any subsidiary to offer or sell, in the United States, without the prior consent of the Managing Underwriters, any securities which are substantially similar to the Underwritten Securities to be delivered to the Managing Underwriter on behalf of the Underwriters on the Delivery Date.

                  6. The obligations of the Underwriters hereunder shall be subject to the condition that all representations and warranties and other statements on the part of the Company herein are, at and as of the Delivery Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed and the following additional conditions:

                  (a) At or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement or any order directed to any document incorporated by reference in the Prospectus or in any amendment or supplement thereto shall have been issued, and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture (if the Underwritten Securities are Debt Securities), the Underwritten Securities, the form of the Registration Statement, and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to Stroock & Stroock & Lavan LLP, counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that such counsel shall reasonably request to enable them to pass upon such matters for the Underwriters on the Delivery Date.

                  (c) Since the respective dates as of which information is given in the Prospectus, there shall not have been any change (other than changes resulting from the accretion of premium or amortization of debt discount on long-term debt) in the consolidated long-term debt of the Company and its subsidiaries, any change in the capital stock of the Company (except for increases in outstanding capital stock which are not material), or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case, is in the judgment of the Managing Underwriters so material and adverse as to make it impracticable or advisable to proceed with the public offering or the delivery of the Underwritten Securities on the terms and in the manner contemplated in the Prospectus.

                  (d) Bradley Arant Rose & White LLP, counsel for the Company (the "Company Counsel"), shall have furnished to the Managing Underwriters their written opinion, dated the Delivery Date, in form and substance satisfactory to the Managing Underwriters, to the effect that:

                           (i) The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware; and SouthTrust Bank, National Association (the "Bank") is a duly organized and validly existing national banking association in good standing under the laws of the United States; each of the Company and the Bank has the corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;

                           (ii) The Underwritten Securities conform to the description thereof contained in the Prospectus;

                           (iii) If the Underwritten Securities are Debt
                  Securities, (A) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act of 1939 and constitutes the legal, valid and binding agreement of the Company enforceable in accordance with its terms (except as enforcement thereof may be limited by applicable bankruptcy, insolvency or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity which may limit the availability of specific remedies); and (B) the Immediate Delivery Underwritten Securities have been duly authorized, executed, authenticated, issued and delivered and constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, and the Delayed Delivery Underwritten Securities, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof under the Delayed Delivery Contracts, the Delayed Delivery Underwritten Securities will have been validly issued and will be outstanding and legally binding obligations of the Company entitled to the benefits of the Indenture;

                           (iv) If the Underwritten Securities are Preferred Stock or Common Stock, (A) the Immediate Delivery Underwritten Securities and all other outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable, and (B) the Delayed Delivery Underwritten Securities, if any, and any Underwritten Securities subject to an overallotment option set forth in the Underwriting Agreement have been duly authorized and, when paid for as contemplated in the Delayed Delivery Contracts, or the Underwriting Agreement, as the case may be, will be validly issued, fully paid and nonassessable.

                           (v) Any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company;

                           (vi) To the best knowledge of the Company Counsel there is no pending or threatened action, suit or proceeding against the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus which is not adequately disclosed therein, or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required;

                           (vii) The Registration Statement is effective under the Act, and, to the best knowledge of the Company Counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (except for the financial statements and financial data included therein as to which no opinion need be expressed) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations, and the documents incorporated by reference therein (except for the financial statements and financial data included therein as to which no opinion need be expressed) comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                           (viii) This Agreement has been duly authorized,
                  executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable in accordance with its terms (except as enforcement thereof may be limited by applicable bankruptcy, insolvency or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity which may limit the availability of specific remedies);

                           (ix) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated in this Agreement, except such as have been obtained under the Act and the Trust Indenture Act of 1939 and such as may be required under the blue sky or similar laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Securities by the Underwriters;

                           (x) Neither the issue or sale of the Underwritten Securities, nor the consummation of any other of the transactions contemplated in this Agreement, nor the fulfillment of the terms of this Agreement will conflict with, result in a breach of or constitute a default under the terms of the Restated Certificate of Incorporation or By-laws of the Company or of any indenture or other agreement or instrument known to the Company Counsel to which the Company is a party or is bound, or any order or regulation known by the Company Counsel to be applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company; and

                           (xi) Nothing has come to the attention of the Company Counsel which gives it reason to believe that the Registration Statement or any amendment thereto at the time it became effective under the Act contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) The Company shall have furnished to the Managing Underwriters on the date hereof and on the Delivery Date a letter of Arthur Andersen LLP, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Managing Underwriters,

                           (i)      to the effect that:

                                    (A) They are independent certified public
                           accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published Rules and Regulations thereunder;

                                    (B) In their opinion, the financial
                           statements and schedule(s) examined by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the published rules and regulations thereunder;

                                    (C) On the basis of limited procedures, not
                           constituting an audit, including a reading of the unaudited financial statements referred to below, a reading of the latest available interim financial information of the Company and its subsidiaries, inspection of the minute books of the Company since the end of the Company's previous fiscal year, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                            (1) the unaudited financial
                                    statements incorporated by reference in the Registration Statement do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement, or

                                            (2) as of the date not more than
                                    five days prior to the date of their letter, there has been any increase or decrease of more than 10 percent in the reserve for possible loan losses or any decrease in shareholders' equity of the Company and its subsidiaries as compared with the comparable amounts as of the end of the Company's most recent fiscal period for which financial statements (or an unaudited summary thereof) are set forth or incorporated by reference in the Prospectus, except as disclosed in the Prospectus; and

                           (ii) discussing any such other financial information
                  contained in the Prospectus, or in any amendment or supplement thereto prepared in connection with the Underwritten Securities, as the Company and the Managing Underwriters may agree upon.

                  (f) The Company shall (i) confirm that the representations and warranties herein are true and correct as of the Delivery Date, and
         (ii) furnish a certificate, as of the Delivery Date, of the Company as to the accuracy of such representations and warranties of the Company as of the Delivery Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Delivery Date and as to the matters set forth in subsections (a) and (c) of
         Section 6.

                  (g) In the event the Underwriters are granted an option and exercise such option to purchase a certain number of shares of Common Stock or Preferred Stock (the "Option Securities") and the closing date for the Option Securities (the "Option Closing Date") determined by the Representatives pursuant to the Underwriting Agreement is later than the Delivery Date, the obligations of the several Underwriters to purchase and pay for the Option Securities that they shall have respectively agreed to purchase hereunder are subject to the accuracy of the representations and warranties of the Company contained herein as of the Option Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                           (i) At any time before the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any required filing of the Final Prospectus pursuant to Rule 424(b) under the Act shall have been made within the proper time period.

                           (ii) At the Option Closing Date, the Representatives
                  shall have received, each dated the Delivery Date and relating to the Option Securities:

                                    (A) the favorable opinion of the Company
                           Counsel, in form and substance satisfactory to counsel for the Underwriters, to the same effect as the opinion required by Section 6(d);

                                    (B) a letter from Arthur Andersen LLP, in
                           form and substance satisfactory to the Underwriters, substantially the same in scope and substance as the letter furnished to the Underwriters pursuant to
                           Section 6(e);

                                    (C) a certificate, of a principal executive
                           officer of the Company to the same effect as the certificate required by Section 6(f); and

                                    (D) such other information, certificates and
                           documents as the Representatives may reasonably request.

                  7. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including information included in the Prospectus that was omitted from such Registration Statement at the time it became effective but that was deemed to be part of such Registration Statement at the time it became effective pursuant to paragraph (b) of Rule 430A ("430A Information") or pursuant to paragraph (d) of Rule 434 ("434 Information") of the Rules and Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid for under (i) or (ii) above;

         provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and that this indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such loss, claim, damage or liability purchased the Underwritten Securities, or any person controlling such Underwriter, if a copy of the Prospectus, as then supplemented or amended, was not sent or given by or on behalf of the Company to such person by such Underwriter and if the Prospectus (as amended or supplemented and as required by law to have been delivered to such person at or prior to the written confirmation of the sale of the Underwritten Securities to such person) would have cured the defect giving rise to such losses, liabilities, claims, damages or expenses.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by the Representatives, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (e) If the indemnification provided for in this Section is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein; then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Underwritten Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Underwritten Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Underwritten Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Underwritten Securities as set forth on such cover.

                  The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (f) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act of Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Firm Securities set forth opposite their respective names above.

                  8. (a) If any Underwriter shall default in its obligation to purchase the Underwritten Securities which it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the non-defaulting Underwriters or another party or parties to purchase such Underwritten Securities on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Underwritten Securities, then the Company shall be entitled to a further period of thirty-six (36) hours within which to procure another party or parties satisfactory to the non-defaulting Underwriters to purchase such Underwritten Securities on such terms. In the event that, within the respective prescribed period, the non-defaulting Underwriters notify the Company that the non-defaulting Underwriters have so arranged for the purchase of such Underwritten Securities, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Underwritten Securities, the non-defaulting Underwriters or the Company shall have the right to postpone the Delivery Date for a period of not more than seven (7) days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Managing Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Underwritten Securities.

                  (b) If, after giving effect to any arrangements for the purchase of the Underwritten Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters or the Company or both as provided in subsection (a) above, the aggregate principal amount of Underwritten Securities which remains unpurchased does not exceed 10 percent of the aggregate principal amount of all the Underwritten Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the Underwritten Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Underwritten Securities which such Underwriter agreed to purchase hereunder) of the Underwritten Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  (c) If, after giving effect to any arrangements by the non-defaulting Underwriters or the Company or both, as provided in subsection (a) above, for the purchase of the Underwritten Securities of a defaulting Underwriter or Underwriters, the aggregate principal amount of Underwritten Securities which remains unpurchased exceeds 10 percent of the aggregate principal amount of all the Underwritten Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwritten Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Sections 9 and 10 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  9. If this Agreement shall be terminated pursuant to Section 8(c) or Section 11 (other than pursuant to clause (a)(ii)) hereof, the Company shall not then be under any liability to any Underwriter except as provided in
Section 5 and Section 7 hereof, but, if for any other reason the Company shall fail to tender the Immediate Delivery Underwritten Securities (or any Option Securities as to which the Underwriters have exercised their option) for delivery to the Underwriters or the Underwriters shall decline to purchase the Immediate Delivery Underwritten Securities, the Company will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Immediate Delivery Underwritten Securities (or such Option Securities) and the solicitation of purchases of the Delayed Delivery Underwritten Securities, and upon demand the Company shall pay the full amount thereof to the Managing Underwriters, but the Company shall then be under no further liability to any Underwriter except as provided in Section 5 and
Section 7 hereof.

                  10. The respective indemnities, agreements, representations, warranties, and other statements of the Company and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer of the Company who signed the Registration Statement or any director or controlling person of the Company, and shall survive delivery of and payment for the Underwritten Securities.

                  11. (a) The Representative(s) may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has occurred any calamity or crisis affecting the U.S. financial markets or any outbreak of hostilities or escalation thereof or other calamity or crisis or change or development involving a prospective change in national or international political conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Securities, or (ii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iii) if a banking moratorium has been declared by either Federal or New York authorities, or (iv) if there has been any decrease in the ratings of any of the securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or if any such organization shall have publicly announced that it has under surveillance or review its rating of any of the Company's securities for possible downgrade.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7 and 8 shall survive such termination and remain in full force and effect.

                  12. In all dealings hereunder, the Managing Underwriters shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Managing Underwriters.

                  13. All statements, requests, notices and agreements hereunder shall be in writing, or by telegram if promptly confirmed in writing, and if to the Underwriters, shall be sufficient in all respects if delivered or sent by registered mail to the Managing Underwriters at their address furnished to the Company and if to the Company, shall be sufficient in all respects if delivered or sent by registered mail to the Company at 420 North 20th Street, Birmingham, Alabama 35203, Attention: Aubrey D. Barnard.

                  14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company, and to the extent provided in Sections 7 and 9 hereof, the directors of the Company, the officers of the Company who signed the Registration Statement and each person who controls any Underwriter or the Company, and their respective personal representatives, successors, and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any Underwritten Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  15. Time shall be of the essence of this Agreement.

                  16. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                                                               [DEBT SECURITIES]

                                    EXHIBIT A

                             SOUTHTRUST CORPORATION

                            Delayed Delivery Contract

                                                               ___________, 19__

SouthTrust Corporation
420 North 20th Street
34th Floor
Birmingham, Alabama  35203

Ladies and Gentlemen:

                  The undersigned hereby agrees to purchase from SouthTrust Corporation, a Delaware corporation (the "Company"), and the Company hereby agrees to sell to the undersigned ___________, $__________ principal amount of the Company's above-captioned _____________ (the "Securities") offered by the Company's prospectus dated _________ __, 199_, as supplemented by the prospectus supplement dated _________ __, 199_ (collectively, the "Prospectus"), receipt of a copy of which is hereby acknowledged, at a purchase price of __ % of the principal amount thereof plus accrued interest or accrued amortization of original issue discount, or both, as the case may be, from __________ 199_ to the Delivery Date (as defined in the next paragraph) and on the further terms and conditions set forth in this Delayed Delivery Contract (the "Contract").

                  Payment for and delivery of the securities to be purchased by the undersigned shall be made on __________, 19__, herein called the "Delivery Date".

                  At 10:00 a.m., New York City time, on the Delivery Date, the Securities to be purchased by the undersigned hereunder will be delivered by the Company to the undersigned, and the undersigned will accept delivery of such Securities and will make payment to the Company of the purchase price therefor, all at the principal office of the Company. Payment will be by certified or official bank check or by wire transfer of federal (same-day) funds. Securities will be delivered in temporary or definitive fully registered form in such authorized denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date or, if the undersigned fails to make a timely designation in the foregoing manner, in the form of one fully registered certificate representing the Securities in the above principal amount, registered in the name of the undersigned.

                  This Contract will terminate and be of no further force and effect after

_______________ 199__, unless (i) on or before such date it shall have been executed and delivered by both parties hereto and (ii) the Company shall have
(a) sold to the Underwriters named in the Prospectus the immediate Delivery Underwritten Securities (as defined in the Underwriting Agreement referred to in the Prospectus) and (b) mailed or delivered to the undersigned at its address set forth below a notice to that effect, stating the date of the occurrence thereof, accompanied by copies of the opinion of counsel for the Company delivered to such Underwriters pursuant to Paragraph 6(d) of the Underwriting Agreement.

                  The obligation of the undersigned to accept delivery of and make payment for the Securities on the Delivery Date will be subject to the condition that the Securities shall not on the Delivery Date be an investment prohibited by the laws of the jurisdiction to which the undersigned is subject, the undersigned hereby representing that such an investment is not so prohibited on the date hereof.

                  This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that acceptance of any Delayed Delivery Contract (as defined in said Underwriting Agreement) is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below.

                  This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                     Very truly yours,

                                     [Name of Purchaser]

                                     By
                                       -------------------------------
                                     Title
                                           ---------------------------

                                     Address:

                                     ---------------------------------
                                     ---------------------------------
                                     ---------------------------------


Accepted as of
______________ 199_.

SOUTHTRUST CORPORATION

By
  ---------------------------
Title
     ------------------------

                                                               [PREFERRED STOCK]

                                    EXHIBIT B

                             SOUTHTRUST CORPORATION

                            Delayed Delivery Contract

                                                               ___________, 19__

SouthTrust Corporation
420 North 20th Street
34th Floor
Birmingham, Alabama  35203

Ladies and Gentlemen:

                  The undersigned hereby agrees to purchase from SouthTrust Corporation, a Delaware corporation (the "Company"), and the Company hereby agrees to sell to the undersigned _____________________, __________ shares of the Company's preferred stock, par value $1.00 per share (the "Securities"), offered by the Company's prospectus dated _________ __, 199_, as supplemented by the prospectus supplement dated _________ __, 199_ (collectively, the "Prospectus"), receipt of a copy of which is hereby acknowledged, at a purchase price of __ per share and on the further terms and conditions set forth in this Delayed Delivery Contract (the "Contract").

                  Payment for and delivery of the securities to be purchased by the undersigned shall be made on __________, 19__, herein called the "Delivery Date".

                  At 10:00 a.m., New York City time, on the Delivery Date, the Securities to be purchased by the undersigned hereunder will be delivered by the Company to the undersigned, and the undersigned will accept delivery of such Securities and will make payment to the Company of the purchase price therefor, all at the principal office of the Company. Payment will be by certified or official bank check or by wire transfer of federal (same-day) funds. Securities will be delivered in such authorized denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date or, if the undersigned fails to make a timely designation in the foregoing manner, in the form of one fully registered certificate representing the number of Securities set forth above, registered in the name of the undersigned.

                  This Contract will terminate and be of no further force and effect after _______________ 199__, unless (i) on or before such date it shall have been executed and delivered by both parties hereto and (ii) the Company shall have (a) sold to the Underwriters named in the Prospectus the Immediate Delivery Underwritten Securities (as defined in the Underwriting Agreement referred to in the Prospectus) and (b) mailed or delivered to the undersigned at its address set forth below a notice to that effect, stating the date of the occurrence thereof, accompanied by copies of the opinion of counsel for the Company delivered to such Underwriters pursuant to Paragraph 6(d) of the Underwriting Agreement.

                  The obligation of the undersigned to accept delivery of and make payment for the Securities on the Delivery Date will be subject to the condition that the Securities shall not on the Delivery Date be an investment prohibited by the laws of the jurisdiction to which the undersigned is subject, the undersigned hereby representing that such an investment is not so prohibited on the date hereof.

                  This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that acceptance of any Delayed Delivery Contract (as defined in said Underwriting Agreement) is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below.

                  This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                    Very truly yours,

                                    [Name of Purchaser]

                                    By
                                        --------------------------------
                                    Title
                                          ------------------------------
                                    Address:

                                    ------------------------------------
                                    ------------------------------------
                                    ------------------------------------

Accepted as of
______________ 199_.

SOUTHTRUST CORPORATION

By
  ----------------------------
Title
     -------------------------

                                                                  [COMMON STOCK]

                                    EXHIBIT C

                             SOUTHTRUST CORPORATION

                            Delayed Delivery Contract

                                                               ___________, 19__

SouthTrust Corporation
420 North 20th Street
34th Floor
Birmingham, Alabama  35203

Ladies and Gentlemen:

                  The undersigned hereby agrees to purchase from SouthTrust Corporation, a Delaware corporation (the "Company"), and the Company hereby agrees to sell to the undersigned ____________________, __________ shares of the Company's common stock, par value $2.50 per share (the "Securities"), offered by the Company's prospectus dated _________ __, 199_, as supplemented by the prospectus supplement dated _________ __, 199_ (collectively, the "Prospectus"), receipt of a copy of which is hereby acknowledged, at a purchase price of __ per share and on the further terms and conditions set forth in this Delayed Delivery Contract (the "Contract").

                  Payment for and delivery of the securities to be purchased by the undersigned shall be made on __________, 19__, herein called the "Delivery Date".

                  At 10:00 a.m., New York City time, on the Delivery Date, the Securities to be purchased by the undersigned hereunder will be delivered by the Company to the undersigned, and the undersigned will accept delivery of such Securities and will make payment to the Company of the purchase price therefor, all at the principal office of the Company. Payment will be by certified or official bank check or by wire transfer of federal (same-day) funds. Securities will be delivered in such authorized denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date or, if the undersigned fails to make a timely designation in the foregoing manner, in the form of one fully registered certificate representing the above number of Securities, registered in the name of the undersigned.

                  This Contract will terminate and be of no further force and effect after _______________ 199__, unless (i) on or before such date it shall have been executed and delivered by both parties hereto and (ii) the Company shall have (a) sold to the Underwriters named in the Prospectus the Immediate Delivery Underwritten Securities (as defined in the Underwriting Agreement referred to in the Prospectus) and (b) mailed or delivered to the undersigned at its address set forth below a notice to that effect, stating the date of the occurrence thereof, accompanied by copies of the opinion of counsel for the Company delivered to such

Underwriters pursuant to Paragraph 6(d) of the Underwriting Agreement.

                  The obligation of the undersigned to accept delivery of and make payment for the Securities on the Delivery Date will be subject to the condition that the Securities shall not on the Delivery Date be an investment prohibited by the laws of the jurisdiction to which the undersigned is subject, the undersigned hereby representing that such an investment is not so prohibited on the date hereof.

                  This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that acceptance of any Delayed Delivery Contract (as defined in said Underwriting Agreement) is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below.

                  This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                    Very truly yours,
                                    [Name of Purchaser]

                                    By
                                      --------------------------------
                                    Title
                                         -----------------------------

                                    Address:

                                    ----------------------------------
                                    ----------------------------------
                                    ----------------------------------

Accepted as of
______________ 199_.

SOUTHTRUST CORPORATION

By
  -----------------------------
Title
     --------------------------



                                     C-2